UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas  75201
(Address of principal executive offices)   (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The Governance, Compensation and Nominating Committee and the Board of Directors (the “Board”) of Comerica previously approved the Comerica Incorporated 2016 Management Incentive Plan (the “MIP”), subject to shareholder approval. At Comerica’s Annual Meeting of Shareholders held on April 26, 2016, the MIP was approved in its entirety by the shareholders. By approving the MIP, the shareholders approved, among other things, the material terms of the performance goals, as required for purposes of Section 162(m) of the Internal Revenue Code in order not to lose certain deductions.
A description of the terms and conditions of the MIP, including eligible participants, performance goals and performance targets, is on pages 37-40 of our definitive proxy statement for the 2016 Annual Meeting, filed with the Securities and Exchange Commission on March 16, 2016, which description is incorporated herein by reference.
The foregoing description of the MIP is qualified in its entirety by reference to the text of the MIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica held its 2016 Annual Meeting of Shareholders on April 26, 2016.  Matters voted upon by shareholders at that meeting were:

(i)	the election of nine directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016;
(iii)	the approval of the Comerica Incorporated 2016 Management Incentive Plan including for purposes of Section 162(m) of the Internal Revenue Code; and
(iv)	the approval of a non-binding, advisory proposal approving executive compensation.

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2017.  The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Ralph W. Babb, Jr.	122,306,958	19,272,358	1,460,988	13,094,042
Roger A. Cregg	122,878,791	18,526,996	1,634,517	13,094,042
T. Kevin DeNicola	123,759,869	17,645,387	1,635,048	13,094,042
Jacqueline P. Kane	125,154,680	16,253,331	1,632,293	13,094,042
Richard G. Lindner	123,713,403	19,121,074	205,827	13,094,042
Alfred A. Piergallini	122,633,433	18,669,619	1,737,252	13,094,042
Robert S. Taubman	122,206,535	19,216,898	1,616,871	13,094,042
Reginald M. Turner, Jr.	123,205,227	18,190,675	1,644,402	13,094,042
Nina G. Vaca	124,794,114	16,497,113	1,749,077	13,094,042

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
154,857,252	1,096,069	181,025	0

Proposal 3

The proposal to approve the Comerica Incorporated 2016 Management Incentive Plan including for purposes of Section 162(m) of the Internal Revenue Code was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
122,863,291	19,762,365	414,394	13,094,296

Proposal 4

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
120,898,200	21,468,219	673,631	13,094,296

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Comerica Incorporated 2016 Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Corporate Secretary

Date: May 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Comerica Incorporated 2016 Management Incentive Plan